Note 14 - Flooding in Thailand	12 Months Ended
Dec. 31, 2011
FLOODING IN THAILAND
FLOODING IN THAILAND

14.             FLOODING IN THAILAND

           Siam Pacific, a wholly owned subsidiary of Charoong Thai, suspended operations temporarily in 2011 due to damage sustained from the region’s recent flooding. The facility of Siam Pacific, located 30 kilometers north of Bangkok, manufactures enameled wire and communication wire. The facility sustained water damage, as the water level reached approximately 1.5 meters which damaged some of the machinery and equipment in the plant, as well as some of the inventory in the warehouse. As a result, the Company recorded $3,947 of flood-related charges, including property, plant and equipment, impairments, repairing charges and a write-down of damaged inventory and recognized $874 of deferred tax asset related to the charges in 2011. These charges are separately stated as a line item, “Charges related to flooding” included in operating expense on the consolidated statement of operations.

The Company’s insurance policy covers the flood damage to the building, machinery, and inventory; however, it does not cover losses incurred due to the business disruption. The process of submitting claims to the Company’s insurers is still ongoing and the Company is unable to determine of the amount of losses to be recovered from the insurance company.

The following table summarizes the flood related charges for the year ended December 31, 2011:

Inventory write-down	$ 3,572
Property, plant and equipment impairment	25
Repairing charges	350
Total charges	$ 3,947